ADVISORSHARES TRUST

ROCKLEDGE SECTORSAM ETF

Supplement dated June 6, 2013

to the Statutory Prospectus, Summary Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and Summary Prospectus (the “Prospectuses”) and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

At the recommendation of AdvisorShares Investments, LLC, the investment adviser to the series of AdvisorShares Trust (the “Trust”), the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Rockledge SectorSAM ETF (the “Fund”) pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about June 21, 2013 (the “Liquidation Date”).

The last day of trading of Fund shares on the NYSE Arca, Inc. will be June 14, 2013. Following the last day of trading and prior to the Liquidation Date, shareholders will not be able to purchase or redeem shares from the Fund and will be unable to purchase or sell them in the secondary market. Prior to the last day of trading, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. Between the last day of trading and the Liquidation Date, the Fund will deviate from its investment objective and strategies as stated in the Fund’s Prospectuses as it winds up its business and affairs.

On or promptly after the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The net asset value of the Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.